Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of November 14, 2017 is by and among DST SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H

WHEREAS, a revolving credit facility in an aggregate principal amount of $850,000,000 has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of October 1, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of June 5, 2015, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a) The definition of “Note Purchase Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Note Purchase Agreements” means (a) that certain Note Purchase Agreement dated as of August 9, 2010 among the Borrower and the Purchasers referred to therein (the “2010 Note Purchase Agreement”), (b) that certain Master Note Purchase Agreement to be dated on or about November 14, 2017 among the Borrower and the Purchasers referred to therein (the “2017 Note Purchase Agreement”) and (c) any other note purchase agreement entered into by the Borrower to the extent the Indebtedness incurred thereunder is otherwise permitted by this Agreement (each such other note purchase agreement, a “New Note Purchase Agreement”), in each case as amended, modified, restated, amended and restated or supplemented from time to time in accordance with the terms hereof.
(b)    Subclause (i) of Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    the restrictions set forth in Section 10.4 of each of the 2010 Note Purchase Agreement and the 2017 Note Purchase Agreement and restrictions on Liens in any New Note Purchase Agreement that are substantially the same as (and in any event not materially more restrictive to the Borrower, in the aggregate, than) those in the 2010 Note Purchase Agreement and the 2017 Note Purchase Agreement (as determined in good faith by a Responsible Officer of the Borrower), so long as each such Note Purchase Agreement permits the Borrower to grant Liens to secure the obligations under this Agreement if the Borrower makes effective provisions at the same time Liens are granted to secure the obligations under this Agreement to equally and ratably secure the Indebtedness under such Note Purchase Agreement.

3.    Conditions Precedent. This Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

4.    Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement (and, with respect to Section 5.06(a) of the Credit Agreement only, after giving effect to this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.    No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.    Counterparts; Facsimile/Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.    Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                DST SYSTEMS, INC.,
a Delaware corporation

By:    /s/ Gregg Wm. Givens
Name:    Gregg Wm. Givens
Title:    Senior Vice President, Chief
Financial Officer and Treasurer

ADMINISTRATIVE AGENT

AND LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Kelly Weaver
Name:    Kelly Weaver
Title:    Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ Jeannette Lu
Name:    Jeannette Lu
Title:    Director

BANK OF THE WEST
as a Lender

By:    /s/ Helen Jorski
Name:    Helen Jorski
Title:     Vice President

BMO HARRIS BANK, N.A.
as a Lender

By:    /s/ David Hunt
Name:    David Hunt
Title:    Director

BOKF, NA
as a Lender

By:    /s/ John P. Mills
Name:    John P. Mills
Title:    Senior Vice President

CIBC BANK USA f/k/a THE PRIVATEBANK
AND TRUST COMPANY
as a Lender

By:    /s/ Cliff Chaitman
Name: Cliff Chaitman
Title: Managing Director

COMMERCE BANK
as a Lender

By:    /s/ Jeffrey M. Turner
Name:    Jeffrey M. Turner
Title:    Vice President

COMPASS BANK
as a Lender

By:    /s/ Raj Nambiar
Name:    Raj Nambiar
Title:    Sr. Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Daglas Panchal
Name:    Daglas Panchal
Title:    Executive Director

THE ROYAL BANK OF SCOTLAND PLC.
as a Lender

By:    /s/ Stephen Leach
Name:    Stephen Leach
Title:    Director

SUNTRUST BANK,
as a Lender

By:    /s/ Carlos Cruz
Name:    Carlos Cruz
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:    /s/ Tim Landro
Name:    Tim Landro
Title:    Vice President

UMB BANK N.A.,
as a Lender

By:    /s/ Corey Miller
Name:    Corey Miller
Title:    Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Damon Bodenhamer
Name:    Damon Bodenhamer
Title:    Vice President

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